Restrictions on Cash and Due from Bank Accounts	12 Months Ended
Dec. 31, 2013
Restricted Cash and Investments [Abstract]
Restrictions on Cash and Due from Bank Accounts
Restrictions on Cash and Due from Bank Accounts

The Bank is required to maintain average reserves, in the form of cash and balances with the FRB, against its deposit liabilities. The average amount of these reserve balances maintained for 2013 and 2012 was approximately $4.7 million and $3.6 million, respectively.  The Company has no due from balances with institutions in excess of FDIC insurance limitations.